Summary Prospectus		February 24, 2017
CNTR	PowerShares Contrarian Opportunities Portfolio

NYSE Arca, Inc.

Before you invest, you may wish to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.powershares.com/prospectus. You can also get this information at no cost by calling Invesco Distributors, Inc. at (800) 983-0903 or by sending an e-mail request to info@powershares.com. The Fund’s prospectus and statement of additional information, both dated February 24, 2017 (as each may be amended or supplemented), are incorporated by reference into this Summary Prospectus.

Investment Objective

The PowerShares Contrarian Opportunities Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dow Jones U.S. Contrarian Opportunities Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.35%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.35%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$36	$113	$197	$443

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 76% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in common stocks that comprise the Underlying Index, which is composed of some of the largest stocks in the U.S. equity market. Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices, LLC (the “Index Provider”) compiles and maintains the Underlying Index, which employs a contrarian investment methodology to identify stocks whose recent performance lags that of the broader equity market, yet still outrank their peers based on company fundamentals and other qualitative criteria. A contrarian investment process seeks to identify companies that may have experienced adverse developments or negative investor sentiment, causing its securities to be out of favor or potentially undervalued, but which may offer promising future growth prospects. The Index Provider screens the constituents of the Dow Jones U.S. Broad Stock Market Index, which comprises the largest 2,500 U.S. stocks by float-adjusted market capitalization, to identify the 1,250 stocks with the lowest relative three-year trailing total returns. These stocks are scored on 10 qualitative factors of company fundamentals, with the best-ranked stocks receiving the highest scores. The scores for all 10 variables are summed to a composite rank, with the top 125 selected as Underlying Index constituents, subject to a maximum sector weight of 30%.

The Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index.

Concentration Policy. The Fund will concentrate its investments (i.e., invest more than 25% of the value of its net assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries.

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Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward particular industries will become negative. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or sector, the Fund also will concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund may face more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Industrials Sector Risk. Changes in government regulation, world events and economic conditions may adversely affect companies in the industrials sector. In addition, these companies are at risk for environmental and product liability damage claims. Also, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, technological developments and labor relations could adversely affect the companies in this sector.

Consumer Discretionary Sector Risk. Companies engaged in the consumer discretionary sector are affected by fluctuations in supply and demand and changes in consumer preferences. Changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations also may adversely affect these companies.

“Contrarian” Investment Style Risk. A “contrarian” investment style generally invests in companies that appear to have good long-term fundamentals (e.g., financial condition, capabilities of management, earnings, new products and services) yet whose securities are currently out of favor with the majority of investors. Such investment style is subject to the risk that the valuations of such companies never improve (or even decline in price), or that the increase in value is less than anticipated or takes longer than expected. In addition, such securities may not perform as well as other types of securities (e.g., growth securities) or the stock market in general.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Authorized Participant Concentration Risk. Only an authorized participant (“AP”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs on an agency basis (i.e., on behalf of other market participants). Such market makers have no obligation to submit creation or redemption orders; consequently, there is no assurance that market makers will establish or maintain an active trading market for the Shares. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), the Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Portfolio Turnover Risk. The Fund may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of the Underlying Index. A portfolio turnover rate of

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200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for the Fund. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to the Fund’s shareholders, the Fund will seek to utilize the in-kind creation and redemption mechanism (described below) to minimize realization of capital gains to the extent possible.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total return compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.powershares.com.

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
10.90% (4th Quarter 2016)	(11.55)% (3rd Quarter 2015)

Average Annual Total Returns for the Periods Ended December 31, 2016

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	Since Inception (1/15/14)
Return Before Taxes	24.38%	6.97%
Return After Taxes on Distributions	24.22%	6.70%
Return After Taxes on Distributions and Sale of Fund Shares	13.92%	5.37%
Dow Jones U.S. Contrarian Opportunities Index (reflects no deduction for fees, expenses or other taxes)(1)	24.92%	7.50%
S&P 500® Index (reflects no deduction for fees, expenses or other taxes)	11.96%	8.97%
Blended—Dow Jones U.S. Contrarian Opportunities Index(2) (reflects no deduction for fees, expenses or other taxes)	24.92%	7.48%

(1)	Prior to May 22, 2015, the Fund sought to replicate, before fees and expenses, the performance of the NYSE Century Index. Effective May 22, 2015, the Fund seeks to replicate, before fees and expenses, the performance of the Dow Jones U.S. Contrarian Opportunities Index.

(2)	The data shown as “Blended” is composed of the performance of the NYSE Century Index from Fund inception until the conversion date, May 22, 2015, followed by the performance of the Dow Jones U.S. Contrarian Opportunities Index starting at the conversion date and through December 31, 2016.

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Director of Portfolio Management of the Adviser and Vice President of the Trust	Since Inception
Michael Jeanette	Senior Portfolio Manager of the Adviser	Since Inception
Tony Seisser	Portfolio Manager of the Adviser	Since Inception
Jonathan Nixon	Portfolio Manager of the Adviser	February 2015

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with APs and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”), or multiples thereof (“Creation Unit Aggregations”), generally in exchange for the deposit or delivery of a basket of securities. However, the Fund also reserves the right to permit or require Creation Units to be issued in exchange for cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading

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on NYSE Arca, Inc. and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable, typically as either ordinary income or long-term capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in short- or long-term capital gain or loss.

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